1 Investor Presentation LISTED CORR NYSE August 2021

2 Disclaimer Forward Looking Statements This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Transaction or Internalization; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Transaction, risks related to the uncertainty of the projected financial information with respect to Crimson, CorEnergy’s ability realize the projected benefits of the Internalization, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants. Non-GAAP Financial Measures This document includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. CorEnergy believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating the Crimson Transaction. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, including EBITDA, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

CorEnergy Infrastructure Trust Overview

Company Overview

A primarily regulated natural gas and crude oil transportation and distribution company with assets in Missouri and California

- California: Crimson consists of ~2,000 miles of crude oil pipelines providing the critical link between in-state producers and refiners
  - 90%+ of revenue generated from fee-based tariffs or long-term, fixed-rate contracts
  - CPUC regulated assets with cost-of-service rate making authority
  - Long-standing, primarily investment-grade customers
- Missouri: MoGas and Omega include ~338 mile of natural gas pipeline systems delivering natural gas to local customers
  - >95% of revenue generated from long-term take-or-pay contracts
  - Sources natural gas from several major interstate pipelines
- Unique REIT + PLR Structure: Tax efficient structure with 1099 reporting for investors
  - Industry-first PLR provides ability to both own and operate select assets

Capital Structure and Valuation Highlights

($mm's)	**As of 6/30/21**
Net Debt[1]	$206.4
Series A Preferred Equity[2]	173.4
Common Equity[3]	
Common Stock	73.1
Class B[4]	58.5
Total Common Equity	131.6
Enterprise Value	**$511.4**
Current & Outlook (at midpoint)	
Target Annual EBITDA ($)	51.0
Target Annual Dividend ($/sh) (midpoint)	0.375
Current Annual Dividend ($/sh)	0.200
Valuation	
EV/EBITDA (x)	10.0
Target Dividend Yield[3]	7.6%

The table set forth above is based on par values for outstanding securities on a fully diluted basis. This presentation is non-GAAP. Reconciliations to GAAP metrics are provided on Slides 14 through 16 and Slide 17 provides greater detail about conversion and exchange rights relating to company securities. 1. Face value of debt. 2. Includes A-1 Units fully converted and internalization shares. 3. All equity valued at $4.93/sh (8/12/21). 4. Includes converted A-2 and A-3 Units

CorEnergy

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Details of the REIT Legal/Tax Structure and its Applicability to Infrastructure

CorEnergy's 2019 PLR allows CORR to own and operate real property assets

Energy Infrastructure Investment Vehicles

	REITs	C-Corps	MLPs
Tax Structure	Real Estate Investment Trust	C-Corporation	Partnership
Entity Level Tax	No	Yes	No
Available Assets	Real Property	All	Natural Resources
Corporate Governance	Independent Board	Independent Board	GP Controlled
Federal Tax Reporting	Form 1099	Form 1099	Schedule K-1
Generates UBTI?	No	No	Yes

CorEnergy's PLR Gaining Recognition


EQUITY RESEARCH
Capital Markets
RBC
Midstream Energy REITs?
Potential for more midstream assets existing within REITs
MIDSTREAM ASSETS AS REAL PROPERTY – NEW IRS PRIVATE LETTER RULING
HUNTON
ANDREWS KURTH
The Ruling was based on the taxpayer's representation that the storage tank facilities and the pipelines constitute "real property," and that certain other assets constitute personal property, for purpose of the REIT rules.
Treasury Regulations interpreting the REIT rules provide that "real property" includes "oil and gas storage tanks" and "pipelines" that are permanently affixed to land or to other inherently permanent structures.
The regulations also conclude that the majority of a pipeline transmission system (e.g., pipelines, isolation valves and vents, and pressure control and relief valves) is considered real property, but that meters and compressors are personal property.
Under the REIT rules, ancillary personal property that is leased with real property is treated as real property as long as its FMV does not exceed 15% of the total FMV of the leased property.
The PTP "angels" list limitation on the types of products that can be stored or moved does not apply.

Sources: RBC Capital Markets, "Midstream Energy REITs? Potential for more midstream assets existing within REITs," October 18, 2019; Hunton Andrews Kurth, *"Midstream REIT," 2019*

CorEnergy
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5 1 2 3 • Eligible assets include pipelines, storage terminals, rights-of-way, offshore platforms, electric transmission/distribution lines • REITs offer superior domestic and foreign investor asset ownership tax efficiency relative to MLPs and C-corps • Having secured PLRs verifying asset qualification and operating capability, CORR is well positioned for asset consolidation Long-Term REIT Opportunities in the Energy Infrastructure Value Chain

6 MoGas is a 263-mile FERC-regulated natural gas pipeline near St. Louis, MO serving investment grade customers • 94% of revenue is tied to long-term take-or-pay transportation contracts Omega is a natural gas distribution system serving a strategically important US military base with growing demand • In third 10-year contract with 5 years remaining 1H 2021 Update: • Benefitted from new interconnects under long-term customer agreements • Significantly colder weather and record natural gas demand drove volumes in early 2021 • Propane-air plant at Fort Leonard Wood created significant cost savings to customer MoGas and Omega pipeline systems transport and deliver natural gas to LDCs and end-users 600188_1.wor (NY00813G) Pike Calhoun Lincoln Audrain Monroe Laclede Pulaski Madison Saint Louis City Saint Charles Saint Louis Chariton Moniteau Warren Franklin Phelps BollingerCape Girardeau Madison Saint Francois Texas Reynolds Iron IllinoisMissouri Curryville Compressor REX Connect PEPL Connect MRT Connect Alexander Bond Christian Clinton Fayette Franklin Greene Jackson Jefferson Jersey Macon Macoupin Marion Monroe Montgomery Morgan Perry Pike Pulaski Randolph Saint Clair Sangamon Scott Shelby Union Washington Williamson Benton Boone Callaway Camden Carroll Cole Cooper Crawford Dallas Dent Gasconade Greene Hickory Howard Jefferson Linn Livingston Macon Maries Marion Miller Montgomery Morgan Osage Perry Pettis Polk Ralls Randolph Sainte Genevieve Saline Shannon Shelby Washington Wayne Webster Wright St. Louis Omega CORR’s MoGas and Omega Asset Overview

7 Crimson California linking in-state conventional low-decline-rate crude basins and large refinery demand centers Critical infrastructure • ~2,000 miles of crude oil pipelines, storage facilities and rights of way • 10B+ BOE of recoverable resource feeding refiners designed to run native production • Stable California refined product demand expected ahead • In-state crude production is refiners’ baseload supply, imports are the refiners’ swing suppliers Fee driven cash flows • 90%+ of revenue generated from fee-based tariffs or long- term, fixed-rate contracts • CPUC regulated assets with cost-of-service rate making authority Primarily investment-grade rated customer base with long operating histories in the state Crimson California Asset Overview

8 California Refining Crude Supply Market Dynamics • State regulations require the sale of unique CARB gasoline and diesel specifications • California refiners supply the vast majority of the refined products used in CA • All crude produced in CA is refined by CA refineries but represents <50% of the required crude slate ▪ CA production will price to clear to a CA refinery ▪ Remaining crude is supplied by waterborne barrels • Crimson is generally the only pipeline connecting a given refiner with a given producer ▪ Primary competition is trucking California Crude Oil Production • Mature production with low-decline from largely conventional wells • Production breakeven, including capital structure, estimated at $30-$40/bbl Crimson’s pipeline is generally the only pipeline connecting a given producer to a refinery California Crude Oil Market Dynamics San Joaquin Valley Production LA and Ventura Production Refiners in LA Area Refiners in Bay Area Crimson California Crimson California Crimson California’s business model is not dependent on drilling or fracking

9 Expansion within our existing pipeline footprint • High barriers to entry in most of the areas we operate • Unique operational and regulatory expertise given the area we operate in Corporate level acquisitions that add scale and diversification • The REIT structure combines the best aspects of both the C-Corp and MLP structure • Much larger pool of capital from which to draw compared to MLPs Participate in the energy transition through the storage and transportation of renewable energy sources • Crimson owns 2,000 miles of pipeline and rights-of-ways in CA connecting key regions which could be utilized for alternative uses like carbon sequestration, renewable diesel and fiber optics • Many infrastructure assets needed for energy transition are REIT qualifying CorEnergy’s 3-Part Growth Strategy

10 CorEnergy Second Quarter 2021 Overview Refer to end notes and Non-GAAP reconciliations in the included appendix Second Quarter 2021 Highlights • $10.0 million adjusted EBITDA, up from $8.1 million in 1Q21 • $(1.0) million CAD, improved from $(4.3) million in 1Q21 ‒ $2.2 million of maintenance capex ‒ $2 million debt amortization • Second quarter is believed to be the trough • Dividends and Distributions declared: ‒ All preferred securities ‒ $0.05/share Common Stock ‒ Class B Common Stock • No dividend declared • Subordinated, require >1.25x common coverage to pay • All 2021 Common Stock and Preferred Stock dividends expected to be characterized as Return of Capital for tax purposes • Raised tariffs on virtually all Crimson regulated assets 10% ‒ Demonstrates the stability of the regulated assets ‒ Q2 2021 expected to be revenue trough on volume and pricing adjustments starting from Q3 Q2 Summary Operating Results Average Daily Crude Oil Volume (kbpd) Quarter Ended ($'s in millions) 6/30/2021 Revenue 32.3$ Operating Expense (Excl. D&A and Special Items)1 22.6 GAAP Net Loss to Common Stockholders (1.9) Adjusted EBITDA2 10.0 Net Cash Provided by Operating Activities 6.8 CAD3,4 (1.0) Maintenance Capex 2.2 224 208 202 198 189 0 50 100 150 200 250 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

11 Operating Outlook • Revenue expected to be $130-$135 million annualizing both CORR’s legacy assets and Crimson’s assets for the second half 2021 • Combined Adjusted EBITDA of $50-$52 million1 on an annualized basis, beginning in the second half of 2021 • Maintenance capital expenditures expected to be in the range of $10-$11 million • Initial annual dividend of $0.20, targeted to increase to a level of $0.35-$0.40 upon a return to pre-COVID market conditions in California, with near term commercial opportunities providing upside2 • Term Loan amortization scheduled at $8.0 million per year facilitates deleveraging to a target of < 4.0x Adjusted EBITDA by FYE 20221 to create financial flexibility and reduce risk CorEnergy Outlook 1. Adjusted EBITDA is reconciled to GAAP metrics on Slide 14 and in periodic reports. 2. Common stock dividends are subject to approval by the board of directors

12 CorEnergy ESG Initiatives • Implemented a comprehensive ESG review to assess and develop plans for continuous improvement • Crimson operates in one of the most efficient and environmentally responsible petrochemical systems ‒ Locally produced California crude transported by pipeline provides feedstock for California refineries producing the state’s CARB required gasoline and diesel products ‒ New regulations announced to further reduce refinery emissions • Exploring additional uses of existing systems for programs such as Carbon Sinking and transportation of biofuels or other products • MoGas and Omega provide critical distribution for public health and safety • Committed to developing and promoting a diverse workforce with opportunities for advancement • Regular engagement in local community initiatives

13 Appendix

14 End Notes and Reconciliations 1. Expense excluding Depreciation, amortization and ARO accretion expense is reconciled in the table at right. 2. Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as loss on impairment of leased property; loss on impairment and disposal of leased property; loss on termination of lease; deferred rent receivable write-off; gain (loss) on extinguishment of debt; gain on sale of equipment and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. June 30, 2021 June 30, 2020 Transportation and distribution expenses........................... 15,363,410$ 1,375,229$ Pipeline loss allowance subsequent sales cost of revenue 2,223,646$ -$ General and administrative................................................. 5,381,654$ 4,325,924$ Less: Transaction Costs.............................................................. 337,948$ 92,293$ Expense (Excluding D&A and Special Items) 22,630,762$ 5,608,860$ For the Three Months Ended June 30, 2021 June 30, 2020 Net Income (Loss) 2,427,409$ (137,434,433)$ Add: Loss on impairment of leased property .......................... -$ 146,537,547$ Loss on termination of lease ........................................... -$ 458,297$ Gain on extinguishment of debt ...................................... -$ (11,549,968)$ Gain on sales of equipment ............................................ -$ (7,500)$ Transaction costs ............................................................. 337,948$ 92,293$ Depreciation, amortization, ARO accretion expense ...... 3,748,453$ 3,662,926$ Income tax expense (benefit), net .................................. 155,596$ (73,827)$ Interest expense, net ....................................................... 3,295,703$ 2,920,424$ Adjusted EBITDA 9,965,109$ 4,605,759$ For the Three Months Ended

15 End Notes and Reconciliations 3. Reconciliations of Net Cash Provided by Operating Activities and CAD, as presented, are included in the table at right. Management uses CAD as a measure of long-term sustainable performance. CAD is a non-GAAP measure. NCI = Non- controlling Intertest. June 30, 2021 June 30, 2020 Net cash provided by operating activities 6,839,503$ 4,654,089$ Changes in working capital............................................... 144,342$ (2,732,950)$ Current tax expense (benefit)........................................... 20,374$ (2,431)$ Maintenance capital expenditures................................... (2,182,155)$ -$ Preferred dividend requirements..................................... (2,309,672)$ (2,309,672)$ Preferred dividend requirements - NCI............................ (15,177,779)$ -$ Mandatory debt amortization incl in financing activities (2,000,000)$ (882,000)$ Cash Available for Distribution (CAD) (1,005,387)$ (1,272,964)$ For the Three Months Ended

16 End Notes and Reconciliations 4. Adjusted Net Income represents net income (loss) adjusted for loss on impairment of leased property; loss on impairment and disposal of leased property; loss on termination of lease; deferred rent receivable write-off; gain (loss) on extinguishment of debt; non-cash lease expense; gain on sale of equipment and transaction-related costs. The presentation of CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and income tax expense (benefit) less transaction-related costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. June 30, 2021 June 30, 2020 Net Income (Loss) 2,427,409$ (137,434,433)$ Add: Loss on impairment and disposal of leased property...... -$ 146,537,547$ Loss on termination of lease............................................ -$ 458,297$ Gain on extinguishment of debt....................................... -$ (11,549,968)$ Non-cash lease expense................................................... 260,704$ -$ Gain on the sales of equipment....................................... -$ (7,500)$ Transaction costs.............................................................. 337,948$ 92,293$ Adjusted Net Income, excluding special items 3,026,061$ 1,903,764$ Add: Depreciation, amortization, ARO accretion expense....... 4,160,510$ 3,988,592$ Income tax expense (benefit), net................................... 155,596$ (73,827)$ Less: Transaction Costs.............................................................. 337,948$ 92,293$ Maintenance capital expenditures................................... 2,182,155$ -$ Preferred dividend requirements - Series A..................... 2,309,672$ 2,309,672$ Mandatory debt amortization.......................................... 2,000,000$ 882,000$ Cash Available for Distribution (CAD) (1,005,387)$ (1,272,964)$ For the Three Months Ended

Prospective Forward-Looking Capitalization Table (as of June 30, 2021)

Prospective Forward-Looking Capitalization Table (as of June 30, 2021)	June 30, 2021 Actual[1]	Adjustments: Non-Controlling Interest Reorganization[2]	Adjustments: Manager Internalization[3]	Prospective for Noncontrolling Interest Reorganization and Internalization
Cash and Cash Equivilents	$17,695,458	$0	$0	$17,695,458
Debt				
Revolving Credit Facility	28,000,000	0	0	28,000,000
Long-term Debt (including current maturities)[4]	191,756,889	0	0	191,756,889
Total	**$219,756,889**	**$0**	**$0**	**$219,756,889**
Stockholders' Equity				
Series A Preferred	$125,270,350	$43,889,475	$4,255,325	$173,415,150
Common stock[5]				
Common Stock	13,673	0	1,154	14,827
Class B Common Stock	0	11,183	684	11,867
Additional Paid in Capital	333,890,658	60,042,547	9,866,112	403,799,317
Retained Deficit	(327,513,587)	0	0	(327,513,587)
Total Common Stock	**$6,390,744**	**$60,053,730**	**$9,867,950**	**$76,312,424**
Non-controlling Interest	119,220,989	(119,220,989)	0	0
Total Stockholders' Equity	**250,882,083**	**(15,277,784)**	**14,123,275**	**249,727,574**
Total Capitalization	**$470,638,972**			**$469,484,463**
Common Shares Outstanding (#)[6]				
Common Stock	13,673,326	0	1,153,846	14,827,172
Class B Common Stock	0	11,183,190	683,761	11,866,951
Total Common Shares Outstanding	**13,673,326**	**11,183,190**	**1,837,607**	**26,694,123**

1) The non-controlling interest reflects the Grier Members' equity consideration for the A-1, A-2 and A-3 Units representing a 50.50% interest in Crimson. Subject to CPUC regulatory approval, these units are exchangeable into certain CorEnergy securities as illustrated in the prospective adjustments above.

2) The prospective adjustments reflect the Grier Members' exchange of the non-controlling interest presently represented by their A-1, A-2 and A-3 Units into depositary shares representing Series A Preferred Stock for the A-1 Units and Class B Common Stock for both A-2 and A-3 Units. On June 29, 2021, shareholders approved the conversion of the Series B Preferred into Class B Common Stock. Such exchanges are subject to receiving CPUC approval. Further, we do not expect the holders to exercise their exchange rights all at once due to the income tax consequences arising from such exchanges. We cannot predict when the holders will elect to exchange or if they will elect to exchange at all. Refer to Part I, Item 1, Note 13 ("Stockholders' Equity") in the Company's June 30, 2021 Form 10-Q for further details on the non-controlling interest.

3) The increase in Series A Preferred Stock, Common Stock and Class B Common Stock reflect the prospective adjustment for the equity consideration outlined in the Internalization agreement. Stockholders approved the Internalization on June 29, 2021, and the Internalization closed on July 6, 2021. Refer to Part I, Item 1, Note 9 ("Management Agreement") in the Company's June 30, 2021 Form 10-Q for further details on the Internalization. .

4) Long-term debt is presented net of discount and deferred financing costs.

5) Common stock and Class B Common Stock valued at $5.37/sh (August 3, 2021 closing price) for both the NCI Reorganization and Internalization transactions.

6) The shares outstanding do not included the impact of in-kind dividends declared by the CorEnergy Board of Directors on the Series B Preferred after May 31, 2021.

CORENERGY

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18 For additional information: CorEnergy Infrastructure Trust, Inc. Investor Relations Debbie Hagen or Matt Kreps 877-699-CORR (2677) info@corenergy.reit